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                                                                Exhibit (a)(17)

                              ING SERIES FUND, INC.

                              ARTICLES OF AMENDMENT

          ING SERIES FUND, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 (hereinafter referred to as the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST: The Corporation desires to, and does hereby, amend its charter (the "Charter") as currently in effect.

          SECOND: The following Series is hereby dissolved: ING Classic Index Plus Fund.

          THIRD: The Sixth provision of the Charter is hereby deleted and replaced in its entirety by the following:

               SIXTH: Of the 16,000,000,000 Shares which the Corporation has authority to issue, 13,200,000,000 Shares have been and are hereby designated and classified into the following series (each a "Series") and classes of series (each a "Class"):

                                             NAME OF CLASS      NUMBER OF
              NAME OF SERIES                   OF SERIES     SHARES ALLOCATED
-----------------------------------------------------------------------------
ING 130/30 Fundamental Research Fund            Class A          100,000,000
                                                Class B          100,000,000
                                                Class C          100,000,000
                                                Class I          100,000,000
ING Aeltus Money Market Fund                    Class A        1,000,000,000
                                                Class B        1,000,000,000
                                                Class C        1,000,000,000
                                                Class I        1,000,000,000
                                                Class O        1,000,000,000
ING Balanced Fund                               Class A          100,000,000


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                                             NAME OF CLASS      NUMBER OF
              NAME OF SERIES                   OF SERIES     SHARES ALLOCATED
-----------------------------------------------------------------------------
                                                Class B          100,000,000
                                                Class C          100,000,000
                                                Class I          100,000,000
                                                Class O          100,000,000
ING Equity Income Fund                          Class A          100,000,000
                                                Class B          100,000,000
                                                Class C          100,000,000
                                                Class I          100,000,000
                                                Class O          100,000,000
ING Global Science and Technology Fund          Class A          100,000,000
                                                Class B          100,000,000
                                                Class C          100,000,000
                                                Class I          100,000,000
                                                Class O          100,000,000
ING Growth Fund                                 Class A          100,000,000
                                                Class B          100,000,000
                                                Class C          100,000,000
                                                Class I          100,000,000
                                                Class O          100,000,000
ING Index Plus LargeCap Fund                    Class A          100,000,000
                                                Class B          100,000,000
                                                Class C          100,000,000


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                                             NAME OF CLASS      NUMBER OF
              NAME OF SERIES                   OF SERIES     SHARES ALLOCATED
-----------------------------------------------------------------------------
                                                Class I          100,000,000
                                                Class O          100,000,000
                                                Class R          100,000,000
ING Index Plus MidCap Fund                      Class A          100,000,000
                                                Class B          100,000,000
                                                Class C          100,000,000
                                                Class I          100,000,000
                                                Class O          100,000,000
                                                Class R          100,000,000
ING Index Plus SmallCap Fund                    Class A          100,000,000
                                                Class B          100,000,000
                                                Class C          100,000,000
                                                Class I          100,000,000
                                                Class O          100,000,000
                                                Class R          100,000,000
ING International Growth Fund                   Class A          200,000,000
                                                Class B          200,000,000
                                                Class C          200,000,000
                                                Class I          200,000,000
                                                Class O          200,000,000
ING Small Company Fund                          Class A          100,000,000
                                                Class B          100,000,000


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                                             NAME OF CLASS      NUMBER OF
              NAME OF SERIES                   OF SERIES     SHARES ALLOCATED
-----------------------------------------------------------------------------
                                                Class C          100,000,000
                                                Class I          100,000,000
                                                Class O          100,000,000
ING Strategic Allocation Moderate Fund          Class A          100,000,000
                                                Class B          100,000,000
                                                Class C          100,000,000
                                                Class I          100,000,000
                                                Class O          100,000,000
ING Strategic Allocation Growth Fund            Class A          100,000,000
                                                Class B          100,000,000
                                                Class C          100,000,000
                                                Class I          100,000,000
                                                Class O          100,000,000
ING Strategic Allocation Conservative Fund      Class A          100,000,000
                                                Class B          100,000,000
                                                Class C          100,000,000
                                                Class I          100,000,000
                                                Class O          100,000,000
Brokerage Cash Reserves                                        1,000,000,000

          FOURTH: The amendment to the Charter herein set forth was duly approved by a majority of the Board of Directors of the Corporation and is limited to changes expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation.


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          FIFTH: The amendment to the Charter herein set forth does not increase the authorized stock of the Corporation.

          The undersigned Executive Vice President acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Executive Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

          IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its Executive Vice President and witnessed by its Secretary on this 13th day of June 2006.

WITNESS:                               ING Series Fund, Inc.


/s/ Theresa K. Kelety                  /s/ Robert S. Naka
------------------------------------   ------------------------------------
Name: Theresa K. Kelety                Name: Robert S. Naka
Title: Secretary                       Title: Executive Vice President


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